                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2005


                            NEWS COMMUNICATIONS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   0-18299                   13-3346991
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)             Identification No.)

                  2 Park Avenue, Suite 1405, New York, NY 10016
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 689-2500


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

         The disclosure set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On January 20, 2005, News Communications, Inc. (the "Company") executed and delivered a Convertible Promissory Note (the "Note") to Kinder Investments, L.P. ("Kinder") in the principal amount of $224,000, in connection with Kinder lending the Company $224,000 (the "Loan"). The Note is due on July 20, 2006 (the "Due Date") and the unpaid principal balance of the Loan shall accrue interest at the rate of 8% per annum. In the event that the Loan is not paid in full on or prior to the Due Date, the unpaid balance shall accrue interest at the maximum legally permitted interest rate until the Loan is paid in full.

         Prior to the Company's payment in full of the interest and principal on the Note, the principal amount of the Loan and accrued but unpaid interest thereon is convertible into shares of common stock of the Company at a price equal to $0.70 per share, subject to customary anti-dilution adjustments.

         The holder of the Note may declare the unpaid balance of the Loan immediately due and payable upon the occurrence of customary defaults which include payment default, covenant default, bankruptcy type defaults, judgments and default by the Company under any other indebtedness or obligation.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

         10.1*  Convertible Promissory Note, dated January 20, 2005.

         * Filed herewith.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEWS COMMUNICATIONS, INC.

Dated: January 26, 2005

                                              By: /s/ E. Paul Leishman
                                                  --------------------
                                              Name:  E. Paul Leishman
                                              Title: Chief Financial Officer